Exhibit 99.2

Q4 2012 Investor Call February 22, 2013 Bill Lucia, President and CEO Walter Hosp, EVP and CFO Maria Perrin, EVP and CMO Contact: Christine Saenz csaenz@hms.com 212.857.5986 2/22/2013

Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements give our expectations or forecasts of future events; they do not relate strictly to historical or current facts. Forward-looking statements can be identified by words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “will,” “target,” “seeks,” “forecast” and similar expressions and references to guidance. In particular, these include statements relating to future actions, business plans, objects and prospects, and future operating or financial performance. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: regulatory actions, budgetary pressures and political influences that could affect the procurement practices and operations of healthcare organizations and agencies, reducing demand for our services; our ability to continue to secure contracts through the competitive bidding process and any related protests and to accurately predict the cost and time to complete such contracts; our ability to retain clients or the loss of one or more major clients; client dissatisfaction or early termination of contracts triggering significant costs or liabilities; the development by competitors of new or superior products or services; the emergence of new competitors, or the development by our clients of in-house capacity to perform the services we offer; all the risks inherent in the development, introduction, and implementation of new products and services; our ability to manage our growth and its demands on our resources and infrastructure; our ability to successfully integrate our acquisitions; our compliance with the covenants and obligations under the terms of our credit facility and our ability to generate sufficient cash to cover our interest and principal payments thereunder; variations in our results of operations; negative results of government reviews, audits or investigations to verify our compliance with contracts and applicable laws and regulations; changing conditions in the healthcare industry which could simplify the payment process and reduce the need for and price of our services; our failure to comply with laws and regulations governing health data or to protect such data from theft and misuse; and, our ability to maintain effective information systems and protect them from damage or interruption. A further description of these and other risks, uncertainties, and related matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which is available at www.hms.com under the “Investor Relations” tab. Any forward-looking statements made by us in this presentation speak only as of the date of this presentation. Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Use of Non-GAAP Measures This presentation contains non-GAAP measures. A reconciliation of these measures to GAAP measures is set forth in our press release issued on February 22, 2013, which is available under the Investor Relations Tab on the Company’s website (www.hms.com). 2 2/22/2013

Discussion Outline Financial Performance New Business 2012 Challenges/2013 Impact Industry Updates Strategic Outlook 3 2/22/2013

Q4 2012 Consolidated Statements of Income – Summary ($ in thousands except per share amounts) 2/22/2013 4 Three months ended December 31, Percentage Change 2012 2011 Revenue $133,096 $99,667 34% Total cost of services 84,557 62,224 36% Selling, general & administrative expenses 11,377 17,218 -34% Total operating expenses 95,934 79,442 21% Operating income 37,162 20,225 84% Net interest and other income/(expense) (4,042) (607) Income before income taxes 33,120 19,618 69% Income taxes 13,134 8,487 55% Net income $19,986 $11,131 80% Diluted income per share data: Net income per diluted share $0.23 $0.13 77% Weighted average common shares, diluted 88,596 87,386

FY 2012 Consolidated Statements of Income - Summary 2/22/2013 ($ in thousands except per share amounts) 5 Year ended December 31, Percentage Change 2012 2011 Revenue $ 473,696 $ 363,826 30% Total cost of services 318,910 233,805 36% Selling, general & administrative expenses 55,274 49,150 12% Total operating expenses 374,184 282,955 32% Operating income 99,512 80,871 23% Net interest and other income/(expense) (16,167) 92 Income before income taxes 83,345 80,963 3% Income taxes 32,829 33,178 -1% Net income $ 50,516 $ 47,785 6% Diluted income per share data: Net income per diluted share $ 0.57 $ 0.55 4% Weighted average common shares, diluted 88,365 87,444

Condensed Balance Sheets 2/22/2013 ($ in thousands) 6 $ 926,052 $ 462,874 463,178 362,110 428 100,640 59,773 $ 40,867 $ 926,052 490,548 129,327 306,177 17,936 153,014 $ 135,227 2012 December 31, December 31, December 31, 2012 2011 Current assets: Cash and cash equivalents $ 135,227 $ 97,003 Accounts receivable, net of allowance of $7,815 and $4,161 at December 31, 2012 and December 31, 2011, respectively 153,014 119,885 Prepaid expenses and other current assets 17,936 20,700 Total current assets 306,177 237,588 Property and equipment, net 129,327 127,177 Other non-current assets 490,548 504,566 Total assets $ 926,052 $ 869,331 Current liabilities: Accounts payable, accrued expenses and other liabilities $ 40,867 $ 40,546 Other current liabilities 59,773 27,180 Total current liabilities 100,640 67,726 Long-term liabilities: Contingent payables 428 - Other liabilities 362,110 410,368 Total liabilities 463,178 478,094 Total shareholders' equity $ 462,874 $ 391,237 Total liabilities and shareholders' equity $ 926,052 $ 869,331

Condensed Statements of Cash Flow 2/22/2013 ($ in thousands) 7 Year ended December 31, 2012 2011 Net income $ 50,516 $ 47,785 Net cash provided by operating activities 83,039 56,729 Net cash used in investing activities (38,074) (375,721) Net cash provided by financing activities (6,741) 321,159 Net increase in cash and cash equivalents 38,224 2,167 Cash and cash equivalents at beginning of year 97,003 94,836 Cash and cash equivalents at end of year $ 135,227 $ 97,003

State Government Sales New California Public Employees’ Retirement System Georgia TPL (reprocurement) Illinois Medicaid RAC Rhode Island TPL (reprocurement) Expansions Arkansas TPL Oklahoma TPL North Carolina Medicaid RAC 8 2/22/2013

Medicaid RAC Status


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
NJ
MD
DE
CT
RI
VT
NH
ME
Washington, D.C.
AK
HI

- HMS State (30)
- Non-HMS State (16)
- Waiver State (3)
- No Selection (2)

States with Executed Contracts	27
States with Contracts Pending	3
States Implemented	11
States in Implementation	16

9

2/22/2013

Managed Care Sales New Blue Cross/Blue Shield of Massachusetts Health Plan of San Mateo (CA) UPMC Health Plan (PA) WellPoint Expansions CareSource (KY) Community Health Choice, Harris County (TX) Fidelis (NY) Meridian Health Plan (NH) Presbyterian Health Plan (NM) Scott & White Health Plan (TX) United Healthcare Evercare (TX) 10 2/22/2013

2012 Challenge Near-Term Outlook Resolution expected in first half of 2013 Less than $5M remaining in backlog Expenditure growth improving in 2013 Significant growth in 2014 Migration of duals increases spend per member Potential increase in scope of contracts Decision pending > $300M contract potential Strengthens relationship with CMS Contracts in 30 states Implementations underway Revenue ramp-up in second half 2013 and in 2014 5010/D.0 HIPAA transactions Slow Medicaid expenditure growth Migration to managed care Medicaid COB Award under protest Medicare COB Medicaid RAC Delays in procurement awards and implementation 11 2/22/2013

Industry Updates Medicare RAC Medicaid Expansion Health Insurance Exchanges 12 2/22/2013

Strategic Outlook Programs growing in expenditures and membership National leader: Medicaid/Medicare COB; Medicaid/Medicare RAC Early success selling to large commercial market Emerging eligibility verification opportunities 2/22/2013 13 hms 2/22/2013